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BOISE CASCADE CORPORATION,
U.S. BANK TRUST NATIONAL ASSOCIATION
and
BNY WESTERN TRUST COMPANY

Third Supplemental Indenture
Dated as of December 5, 2001

Supplement to Indenture of Boise Cascade Corporation
dated as of October 1, 1985

i

    THIS THIRD SUPPLEMENTAL INDENTURE, dated as of December 5, 2001 (this "Third Supplemental Indenture"), to an Indenture, dated as of October 1, 1985, among BOISE CASCADE CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, (the "Company"), U.S. BANK AND TRUST COMPANY NATIONAL ASSOCIATION (as successor in interest to Morgan Guaranty Trust Company of New York) (the "Original Trustee") and BNY WESTERN TRUST COMPANY, a California banking corporation (the "Series Trustee").

    WHEREAS, the Company and the Original Trustee entered into an Indenture (the "Original Indenture"), dated as of October 1, 1985, as amended by the First Supplemental Indenture (the "First Supplement"), dated as of December 20, 1989, between the Company and the Original Trustee and by the Second Supplemental Indenture (the "Second Supplement"), dated as of August 1, 1990 between the Company and the Original Trustee (the Original Indenture, as amended and supplemented by the First Supplement and the Second Supplement, the "Indenture"); and

    WHEREAS, Section 901 of the Indenture provides that the Indenture may be amended without the consent of any Holder (i) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of the supplemental indenture which is entitled to the benefit of such provision (ii) to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect and (iii) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; and

    WHEREAS, the Company has requested that the Original Trustee enter into this Third Supplemental Indenture for the purpose of appointing the Series Trustee with all the rights, powers, trusts and duties of the Original Trustee with respect to, and only with respect to, the Series Securities (as defined in Section 4.1), and for the purpose of amending the Indenture pursuant to Section 901 thereof to permit such appointment;

    WHEREAS, the Company has determined that the amendments set forth in Article Two hereof are authorized or permitted by Section 901 of the Indenture and has delivered to the Original Trustee and the Series Trustee an Opinion of Counsel to that effect and an Opinion of Counsel and an Officers' Certificate pursuant to Section 102 of the Indenture to the effect that all conditions precedent provided for in the Indenture to the Original Trustee's and the Series Trustee's execution and delivery of this Third Supplemental Indenture have been complied with;

    WHEREAS, Boise Cascade Trust I, a Delaware statutory business trust (the "Trust"), has offered to the public its 7.50% Preferred Securities (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of its Common Securities (the "Common Securities" and together with the Preferred Securities, the "Trust Securities"), in the Series Securities;

    WHEREAS, the Preferred Securities and the Series Securities will be subject to remarketing and interest rate reset in accordance with the procedures set forth in the Remarketing Agreement to be entered into among the Company, the Trust (in the event the Preferred Securities are outstanding on the Remarketing Date), the Purchase Contract Agent and the Remarketing Agent (the "Remarketing Agreement"), the form of which is attached as Exhibit E to the Purchase Contract Agreement; and

    WHEREAS, the Company has requested that the Original Trustee and the Series Trustee execute and deliver this Third Supplemental Indenture and satisfy all requirements necessary to make this Third Supplemental Indenture a valid instrument in accordance with its terms, and to make the Series Securities, when executed by the Company and authenticated and delivered by the Series Trustee, the valid obligations of the Company and all acts and things necessary have been done and performed to make this Third Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Third Supplemental Indenture has been duly authorized in all respects:

    NOW, THEREFORE, the Company, the Original Trustee and the Series Trustee agree as follows:

ARTICLE I

DEFINITIONS

    Section 1.1  Definition of Terms.  Unless the context otherwise requires:

    (a) a term defined in the Indenture has the same meaning when used in this Third Supplemental Indenture unless otherwise specified herein;

    (b) a term defined anywhere in this Third Supplemental Indenture has the same meaning throughout;

    (c) the singular includes the plural and vice versa;

    (d) headings are for convenience of reference only and do not affect interpretation;

    (e) the following terms have the meanings given to them in the Declaration: Administrative Trustee; Preferred Security Certificate; Delaware Trustee; Property Trustee; Remarketing Agent; Reset Agent; Reset Rate; and Underwriting Agreement.

    (f)  the following terms have the meanings given to them in this Section 1.1(f):

    "Additional Sums" has the meaning provided in Section 4.5.

    "Additional Taxes" has the meaning provided in Section 4.5.

    "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York are authorized or required by law, regulation or executive order to close.

    "Collateral Agent" has the meaning set forth in the Purchase Contract Agreement.

    "Common Securities" has the meaning provided in the recitals hereto.

    "Corporate Trust Office" means, with respect to the Series Trustee only, the office of the Series Trustee, located at 601 Union Street, Suite 1720, Seattle, Washington 98101, Attention: Corporate Trust.

    "Creditor" has the meaning provided in Section 5.1.

    "Declaration" means the Amended and Restated Declaration of Trust of Boise Cascade Trust I, a Delaware statutory business trust, dated as of December 5, 2001.

    "Early Termination Event" means the dissolution of the Trust and the distribution of the Series Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

    "Failed Remarketing" has the meaning set forth in the Purchase Contract Agreement.

    "First Supplement" has the meaning in the recitals hereto.

    "Global Series Securities" shall have the meaning set forth in Section 4.4.

    "Interest Rate" shall have the meaning set forth in Section 4.5.

    "Non Book-Entry Preferred Securities" shall have the meaning set forth in Section 4.4.

    "Normal Units" has the meaning set forth in the Purchase Contract Agreement.

    "Over-Allotment Option" shall mean the option granted to the underwriters pursuant to the Underwriting Agreement to purchase up to an additional 390,000 Units.

    "Preferred Securities" has the meaning provided in the recitals hereto.

    "Purchase Contract" shall have the meaning set forth in the Purchase Contract Agreement.

    "Purchase Contract Agreement" shall mean that certain agreement, dated as of December 5, 2001, between the Company and BNY Western Trust Company, as Purchase Contract Agent.

    "Quotation Agent" has the meaning provided in Section 4.6.

    "Redemption Treasury Portfolio" has the meaning provided in Section 4.6.

    "Remarketing Agreement" has the meaning set forth in the recitals hereto.

    "Remarketing Date" has the meaning set forth in Purchase Contract Agreement.

    "Second Supplement" has the meaning in the recitals hereto.

    "Series Securities" has the meaning provided in Section 4.1.

    "Subsequent Remarketing Date" has the meaning set forth in the Purchase Contract Agreement.

    "Tax Event" means the receipt by the Company of an opinion of Bell, Boyd & Lloyd LLC or other independent counsel having a nationally-recognized tax practice to the effect that, as a result of (i) any amendment to, change in, or announced proposed change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (ii) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (iii) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on the date the Series Securities are issued, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after the date of the first issuance of Series Securities under the Indenture, there is more than an insubstantial risk that (x) the Trust is, or will be within 90 days after the date thereof, subject to United States federal income tax with respect to income received or accrued on the Series Securities, (y) interest or original issue discount paid or accrued by the Company on the Series Securities would not be deductible, in whole or in part, by the Company for United States federal income tax purposes, or (z) the Trust is, or will be within 90 days after the date thereof, subject to more than de minimis amount of other taxes, duties, assessments or other governmental charges.

    "Tax Event Redemption" has the meaning provided in Section 4.6(a) hereof.

    "Trust" has the meaning provided in the recitals hereto.

    "Trust Securities" has the meaning provided in the recitals hereto.

ARTICLE II

AMENDMENTS

    Section 2.1  Amendments.  The Indenture is amended as follows:

    (a) Section 101 of the Indenture is amended by (i) adding the following definition, which shall be inserted after the definition of "Security Register":

    "Series Trustee" shall have the meaning set forth in Section 301(17).

and (ii) by amending the definition of "Trustee" by adding the words "or a Series Trustee" after the words "a successor Trustee" in the second line thereof.

    Section 101 of the Indenture is further amended by adding the following definition, which shall be inserted after the definition of "Original Issue Discount Security":

    "Original Trustee" means Morgan Guaranty Trust Company of New York or any successor pursuant to Section 611 or 612.

    Section 301 of the Indenture is amended by deleting "and" after subparagraph (16) and by adding the following subparagraph after subparagraph (16):

      (17) any Trustee for the Securities of the series (a "Series Trustee"), if other than the Original Trustee or any successor thereto, provided that such Series Trustee shall have entered into an indenture supplemental hereto as provided for in Section 615; and

and by renumbering subparagraph (17) as subparagraph (18).

    Section 901(6) of the Indenture is amended and restated to read as follows:

      (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or to evidence and provide for the acceptance of appointment hereunder by a Series Trustee or a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611 or 615, as applicable, or

    A new Section 615 shall be added to the Indenture after Section 614 thereof, which shall read as follows:

    Section 615. Appointment of Series Trustee.

      In the case of the appointment of a Series Trustee with respect to a series of Securities pursuant to Section 301(17), the Company, the Original Trustee and the Series Trustee shall execute and deliver an indenture supplemental hereto wherein the Series Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such Series Trustee all the rights, powers, trusts and duties of the Trustee with respect to the Securities of the series to which the appointment of such Series Trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the Trustee with respect to the Securities of the series as to which it is continuing to act shall continue to be vested in the Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust separate and apart from any trust or trusts hereunder administered by any such other Trustee; and upon the execution and delivery of such supplemental indenture, the appointment of such Series Trustee shall become effective to the extent provided therein and such Series Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the Trustee with respect to the Securities of the series to which the appointment of such Series Trustee relates.

    Upon request of any such Series Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such Series Trustee all such rights, powers and trusts referred to in the preceding paragraph.

    No Series Trustee shall accept its appointment unless at the time of such acceptance such Series Trustee shall be qualified and eligible under this Article.

ARTICLE III
APPOINTMENT OF AND ACCEPTANCE BY SERIES TRUSTEE

    Section 3.1  Appointment of Series Trustee.  Pursuant to Section 301(17) of the Indenture, as amended hereby, the Company hereby appoints the Series Trustee as Trustee under the Indenture with respect to, and only with respect to, the Series Securities. Pursuant to Section 615 of the Indenture, as amended hereby, the Company vests all the rights, powers, trusts and duties of the Original Trustee under the Indenture to the Series Trustee with respect to the Series Securities, and there shall continue to be vested in the Original Trustee all of its rights, powers, trusts and duties as Trustee under the Indenture with respect to all of the series of Securities to which it has served and continues to serve as Trustee under the Indenture.

    Section 3.2  Eligibility and Acceptance.  The Series Trustee hereby represents that it is qualified and eligible under the provisions of Section 609 of the Indenture and the provisions of the Trust Indenture Act of 1939, as amended, to accept its appointment as Trustee with respect to the Series Securities under the Indenture and hereby accepts the appointment as such Trustee. The parties hereto agree that the Series Trustee's execution and delivery of this Third Supplemental Indenture to the other parties hereto constitutes an instrument accepting such appointment within the meaning of Section 615 of the Indenture, as amended hereby.

ARTICLE IV

GENERAL TERMS AND CONDITIONS OF THE SERIES SECURITIES

    Section 4.1  Designation, Principal Amount and Authorized Denomination.  There is hereby authorized a series of Securities designated the 7.50% Senior Debentures due 2006 (the "Series Securities"), limited in aggregate principal amount to $154,700,000 (or up to $177,836,000, if the Over-Allotment Option is exercised in full), which amount to be issued shall be as set forth in any written order of the Company for the authentication and delivery of Series Securities pursuant to the Indenture. The denominations in which Series Securities shall be issuable is $50 and integral multiples thereof.

    Section 4.2  Maturity.  The Stated Maturity Date will be December 16, 2006.

    Section 4.3  Form and Payment.  Except as provided in Section 4.4, the Series Securities shall be issued in fully registered certificated form without interest coupons bearing identical terms. Principal and interest on the Series Securities issued in certificated form will be payable, the transfer of such Series Securities will be registrable and such Series Securities will be exchangeable for Series Securities bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Register or by wire transfer in immediately available funds to the bank account number of the Holder specified in writing by the Holder and entered in the Register by the Registrar. Notwithstanding the foregoing, so long as the Holder of any Series Security is the Property Trustee, the payment of the principal of and interest (including expenses and taxes of the Trust set forth in Section 5.1 hereof, if any) on such Series Securities held by the Property Trustee will be made at such place and to such account as may be designated in writing by the Property Trustee.

    Section 4.4  Global Series Security.  (a) The Depository Trust Company shall serve as the initial Depositary for the Series Securities.

    (b) The Series Securities shall be issued initially in fully registered form in the name of the Property Trustee, in its capacity as such. In connection with an Early Termination Event,

       (i) the Series Securities in certificated form may be presented to the Trustee by the Property Trustee in exchange for a global Series Securities in an aggregate principal amount equal to the aggregate principal amount of all outstanding Series Securities (a "Global Series Security"), to be registered in the name of the Depositary, or its nominee, and delivered by the Property Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees. The Company upon any such presentation shall execute a Global Series Security in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture. The Trustee, upon receipt of such Global Series Security, together with an Officers' Certificate requesting authentication, will authenticate such Global Series Security. Payments on the Series Securities issued as a Global Series Security will be made to the Depositary; and

      (ii) if any Preferred Securities are held in non book-entry certificated form, the Series Securities in certificated form may be presented to the Trustee by the Property Trustee and any Preferred Security Certificate which represents Preferred Securities other than Preferred Securities held by the Depositary or its nominee ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in the Series Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security Certificates are presented to the Property Trustee for transfer or reissuance at which time such Preferred Security Certificates will be cancelled and a Series Security, registered in the name of the Holder of the Preferred Security Certificate or the transferee of the Holder of such Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security Certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Indenture to such Holder. The Trustee, upon receipt of such Series Security together with an Officers' Certificate requesting authentication, shall authenticate such Series Security. On issue of such Series Securities, Series Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been cancelled.

    (c) Unless and until it is exchanged for the Series Securities in registered form, a Global Series Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

    (d) If (a) at any time the Depositary for Global Series Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Global Series Securities or if at any time the Depositary for such Global Series Securities shall no longer be a clearing agency registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depositary for such Global Series Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (b) the Company determines in its sole discretion that the Series Securities shall no longer be represented by one or more Global Series Securities and delivers to the Trustee an Officer's Certificate evidencing such determination, then the Company will execute and the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company, will authenticate and deliver Series Securities of like tenor in definitive registered form, in authorized denominations, and in aggregate principal amount equal to the principal amount of the Global Series Securities in exchange for such Global Series Securities. Upon the exchange of Global Series Securities for such Series Securities in definitive registered form without coupons, in authorized denominations, the Global Series Securities shall be canceled by the Trustee. Such Series Securities in definitive registered form issued in exchange for Global Series Securities pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Series Securities to the Persons in whose names such Series Securities are so registered.

    Section 4.5  Interest.  (a)( Each Series Security will bear interest initially at the rate of 7.50% per annum (the "Interest Rate") from the original date of issuance through and including September 16, 2004, and thereafter at the Reset Rate in accordance with Section 4.5(b) and notified to the Trustee by the Company (the "Reset Rate"), until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Interest Rate through and including September 16, 2004 and at the Reset Rate thereafter, compounded quarterly, payable (subject to the provisions of Section 4.5(c) and Article III herein) quarterly in arrears on March 16, June 16, September 16 and December 16 of each year (each, an "Interest Payment Date") commencing on March 16, 2002, to the Person in whose name such Series Security or any predecessor Series Security is registered, at the close of business on the regular record date for such interest installment, which, in respect of (i) Series Securities of which the Property Trustee is the Holder and the Preferred Securities are in book-entry only form or (ii) a Global Series Security, shall be the close of business on the Business Day next preceding that Interest Payment Date. Notwithstanding the foregoing sentence, if (i) the Series Securities are held by the Property Trustee and the Preferred Securities are no longer in book-entry only form or (ii) the Series Securities are not represented by a Global Series Security, the Company may select a regular record date for such interest installment which shall be more than one Business Day but less than 60 Business Days prior to an Interest Payment Date.

    (b) The interest rate on the Series Securities will be reset on the Remarketing Date or any Subsequent Remarketing Date, as the case may be, to the Reset Rate determined by the Reset Agent in accordance with the Remarketing Agreement (which Reset Rate will become effective as of and after September 16, 2004); provided, however, if there has been a Failed Remarketing, the Reset Rate will be equal to the Interest Rate unless and until the Preferred Securities or the Series Securities are successfully remarketed pursuant to the Purchase Contract Agreement.

    (c) The amount of interest payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full month for which interest is computed will be computed on the basis of the actual number of days elapsed in such month. In the event that any date on which interest is payable on the Series is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

    (d) The Series Securities are not entitled to any sinking fund payments.

    (e) In the event that (i) the Trust is the Holder of all of the Outstanding Series Securities and (ii) the Trust becomes subject to United States federal income tax with respect to income received or accrued on the Series Securities or the Trust becomes subject to more than a de minimis amount of other taxes, duties assessments or governmental charges (such obligations, collectively, "Additional Taxes"), the Company shall pay to the Trust (and its permitted successors or assigns under the Declaration) for so long as the Trust (or its permitted successors or assignee) is the registered holder of any Series Securities, such additional amounts as may be necessary in order that the amount of distributions then due and payable by the Trust on the Preferred Securities and the Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes (the "Additional Sums"). Whenever in this Indenture or the Series Securities there is a reference in any context to the payment of principal of or interest on the Series Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this Section to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made.

    Section 4.6  Redemption of the Series Securities.  he following provisions related to redemption shall be applicable to Series Securities:

    (a) If a Tax Event has occurred and is continuing the Company shall have the right upon not less than 30 but no more than 60 days' notice to the Holders of the Series Securities to redeem all, but not less than all, the Series Securities then Outstanding (a "Tax Event Redemption") on the date set forth in such notice (the "Redemption Date"), which notice shall be irrevocable.

    (b) If the Company elects to redeem all of the Series Securities pursuant to paragraph (a) above, the Company shall pay a price in cash with respect to each Series Security Outstanding calculated as follows:

       (i) in the event that the Preferred Securities have not been redeemed in whole prior to the Redemption Date, (A) with respect to Series Securities Outstanding on the Redemption Date underlying Preferred Securities included in Normal Units, an amount equal to (x) the market price, as determined by the Quotation Agent, of U.S. treasury securities that will pay on or before December 16, 2004 an amount of cash equal to or greater than the product of (I) $50 and (II) the aggregate number of such Preferred Securities plus (y) the market price, as determined by the

  Quotation Agent, of U.S. treasury securities that will pay on or before each scheduled distribution date with respect to the Preferred Securities occurring after the Redemption Date and prior to December 16, 2004, an amount of cash equal to or greater than the product of (I) the amount payable with respect to each Preferred Security and (II) the aggregate number of such Preferred Securities (the U.S. treasury securities described in clauses (x) and (y) are referred to herein as the "Redemption Treasury Portfolio"), and (B) with respect to Series Securities Outstanding on the Redemption Date and not underlying Preferred Securities included in Normal Units, $50, together with an amount equal to all accrued and unpaid Interest to the Redemption Date; and

      (ii) in the event that the Series Securities have been distributed to the holders of the Preferred Securities and the Common Securities of the Trust upon dissolution of the Trust, with respect to each Series Security Outstanding on the Redemption Date, $50, together with an amount equal to all accrued and unpaid Interest to the Redemption Date.

    (c) The Company shall, in order to determine the price of the Redemption Treasury Portfolio, retain the services of an agent (the "Quotation Agent"), which shall be a primary U.S. government securities dealer located in New York City. The Company shall retain Goldman, Sachs, & Co. or a successor as the Quotation Agent; provided that if Goldman, Sachs, & Co. ceases to be a primary government securities dealer or does not wish to perform the services of the Quotation Agent hereunder, the Company shall retain another primary U.S. government securities dealer as quotation agent. The Quotation Agent will solicit the lowest price quoted for the Redemption Treasury Portfolio on or prior to the third Business Day before the Redemption Date for settlement on the Redemption Date, promptly notify the Company of such lowest price and arrange for the purchase and settlement of the Redemption Treasury Portfolio per the order of the Company. The Company shall pay to the Quotation Agent the Quotation Agent's customary and reasonable fee for such service.

    Section 4.7  Additional Covenants.  The Company covenants and agrees with each Holder, and, with respect to the covenants set forth in paragraphs (i)–(vii), with each holder of Preferred Securities for so long as any Preferred Securities are outstanding:

(i)
to maintain, directly or indirectly, 100% ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities;
(ii)
not to voluntarily terminate, wind-up or liquidate the Trust (or permit the termination, winding-up or liquidation of the Trust), except (a) in connection with a distribution of the Series Securities to the Holders of Preferred Securities in the event of an Early Termination Event or (b) in connection with such mergers, consolidations and amalgamations as are permitted by the Declaration;
(iii)	to use its best efforts to cause the Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes;
(iv)	to use its best efforts to cause the Trust to cause each holder of Preferred Securities to be treated as owning an undivided beneficial interest in the Series Securities;
(v)
to use its best efforts to cause the Trust to remain a business trust under the Delaware Business Trust Act, as the same may be amended from time to time, except (a) in connection with a distribution of the Series Securities to the Holders of Preferred Securities in the event of an Early Termination Event or (b) in connection with such mergers, consolidations and amalgamations as are permitted by the Declaration;
(vi)
to use its reasonable efforts to cause the Preferred Securities to be listed on a national securities exchange in the event that trading in and distribution of the Preferred Securities meets the minimum requirements with respect to listing;

(vii)	to use its commercially reasonable efforts to enter into the Remarketing Agreement and perform its obligations thereunder; and
(viii)
in the event that the Trust is dissolved and the Series Securities distributed to the holders of the Preferred Securities, to use its reasonable efforts to cause the Series Securities to be listed on a national securities exchange in the event that trading in and distribution of the Series Securities meets the minimum requirements with respect to listing.

    Section 4.8  Notice of Defaults.  The Trustee shall provide to the Holders of the Preferred Securities such notices as it shall from time to time provide under Section 602 of the Indenture.

    Section 4.9  Notice of Reset Rate.  In the event that the interest rate with respect to the Series Securities is reset pursuant to the Remarketing Agreement, the Company shall, no later than the Business Day following the date of such reset, publish notification of the Reset Rate in The Wall Street Journal, or if such publication ceases to publish notices of such type, or if it is otherwise impractical to publish such notice therein, in such other daily newspaper of general circulation in The City of New York, published in the English language, as the Company may reasonably determine.

    Section 4.10  CUSIP Numbers.  The Company may from time to time obtain CUSIP numbers for the Series Securities and, if so, the Trustee shall use CUSIP numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Series Securities or as contained in any notice and that reliance may be placed only the other identification numbers printed on the Series Securities, and no action shall be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

    Section 4.11  Security Registrar and Paying Agent.  The Company initially appoints the Series Trustee as the Security Registrar and Paying Agent for the Series Securities.

ARTICLE V

EXPENSES

    Section 5.1  Expenses.  In connection with the offering, sale and issuance of the Series Securities to the Property Trustee and in connection with the sale of the Preferred Securities by the Trust, the Company, in its capacity as borrower with respect to the Series Securities, shall:

      (a) pay all costs and expenses relating to the offering, sale and issuance of the Series Securities, including commissions to the underwriters payable pursuant to the Underwriting Agreement and compensation of the Series Trustee under this Indenture in accordance with the provisions of this Indenture; and

      (b) be responsible for and shall pay all debts and obligations and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust), the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrative Trustees, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the Holders of the Series Securities.

    The Company's obligations under this Section 5.1 shall be for the benefit of, and shall be enforceable by, any person to whom such debts, obligations and costs are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Company's obligations under this Section 5.1 directly against the Company and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Company. The Company agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 5.1.

ARTICLE VI

FORM OF SERIES SECURITY

    Section 6.1  Form of Series Securities.  The Series Securities and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

      [IF THE SERIES SECURITY IS TO BE A GLOBAL SERIES SECURITY, INSERT—This Series Security is a Global Series Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Series Security is exchangeable for Series Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Series Security (other than a transfer of this Series Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

    Unless this Series Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Series Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

No.

CUSIP No.	$

BOISE CASCADE CORPORATION

7.50% SENIOR DEBENTURE DUE 2006

    BOISE CASCADE CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) for value received, hereby promises to pay to BNY WESTERN TRUST COMPANY, AS PROPERTY TRUSTEE, the principal sum of ($            ) on December 16, 2006 (such date is hereinafter referred to as the "Stated Maturity Date"), and to pay interest on said principal sum from December 5, 2001, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly in arrears (subject to deferral as set forth herein) on March 16, June 16, September 16 and December 16 of each year, commencing on March 16, 2002, initially at the rate of 7.50% per annum through and including September 16, 2004, and at the Reset Rate thereafter, until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 7.50% through and including September 16, 2004, and at the Reset Rate thereafter, until the principal hereof shall have become due and payable. The interest rate will be reset on the fourth Business Day preceding September 16, 2004 to the Reset Rate (as determined by the Reset Agent); provided, however, if there has been a Failed Remarketing, the Reset Rate will be equal to the Interest Rate until the Preferred Securities are successfully remarketed pursuant to the Purchase Contract Agreement. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture is registered at the close of business on the regular record date for such interest installment, which in the case of a Global Debenture shall be the close of business on the Business Day next preceding such Interest Payment Date; provided, however, if pursuant to the terms of the Indenture the Debentures are no longer represented by a Global Debenture, the Company may select such regular record date for such interest installment which shall be more than one Business Day but less than 60 Business Days prior to an Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Debenture is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange all as more fully provided in the Indenture. The principal of and the interest on this Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Register or by wire transfer to an account appropriately designated by the Holder entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Debenture is the Property

Trustee or the Collateral Agent, the payment of the principal of and interest on this Debenture will be made at such place and to such account as may be designated in writing by the Property Trustee.

    This Debenture shall not be entitled to any benefit under the within mentioned Indenture, be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been executed by the Trustee.

    The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated:

BOISE CASCADE CORPORATION
By:

Name: Title:
Attest
By:

Name: Title:

CERTIFICATE OF AUTHENTICATION

    This is one of the Series Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

BNY WESTERN TRUST COMPANY, as Trustee
By:
Authorized Signatory

(FORM OF REVERSE OF DEBENTURE)

    This Debenture is one of a duly authorized series of the debentures of the Company (herein sometimes referred to as the "Series Securities"), all issued or to be issued in one or more series under and pursuant to an Indenture, dated as of October 1, 1985 (the "Original Indenture"), between the Company and Morgan Guaranty Trust Company of New York (the "Original Trustee") as amended and supplemented by the First Supplemental Indenture (the "First Supplement"), dated as of December 20, 1989 between the Company and the Original Trustee, the Second Supplemental Indenture (the "Second Supplement"), dated as of August 1, 1990 between the Company and the Original Trustee and the Third Supplemental Indenture (the "Third Supplemental Indenture", and together with the Original Indenture and the First Supplement and the Second Supplement, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Series Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount as specified in said Third Supplemental Indenture.

    The Debentures are not entitled to the benefit of any sinking fund.

    In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Series Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Series Securities; provided, however, that, among other things, no such supplemental indenture shall (i) reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon without the consent of the Holder of each Series Security so affected, or (ii) reduce the aforesaid percentage of Series Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Series Security then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Series Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Series Securities of such series, to waive a default or Event of Default with respect to such series, and its consequences, except a default or Event of Default in the payment of the principal of or interest on any of the Series Securities of such series or a default in respect of a provision that under Article Nine of the Indenture cannot be amended without the consent of each holder affected thereby. Any such consent or waiver by the registered Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and of any Debenture issued in exchange for or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

    No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in The City of New York and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in relation thereto.

    Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

    No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

    The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Series Trustee on compliance with the covenants in the Indenture.

    The Debentures of this series are issuable only in registered form without coupons, in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this series so issued are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the Holder surrendering the same.

    All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debenture to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

agent to transfer this Debenture on the books of the Security Registrar. The agent may substitute another to act for him or her.

Dated:	Signature: Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debenture)

    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

ARTICLE VII

ORIGINAL ISSUE OF SERIES SECURITIES

    Section 7.1  Original Issue of Series Securities.  Series Securities in the aggregate principal amount of $154,700,000 (or up to $177,836,000, if the Over-Allotment Option is exercised) may, upon execution of this Third Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Series Securities in accordance with a Company Order. The Issue Date of the Series Securities shall be deemed to be December 5, 2001.

ARTICLE VIII

MISCELLANEOUS

    Section 8.1  Effectiveness.  This Third Supplemental Indenture will become effective upon its execution and delivery.

    Section 8.2  Successors and Assigns.  All of the covenants, promises, stipulations and agreements of the Company contained in the Indenture, as supplemented and amended by this First Supplemental Indenture, will bind the Company and its successors and assigns and will inure to the benefit of the Original Trustee and the Series Trustee and their respective successors and assigns.

    Section 8.3  Further Assurances.  The Company will, at its own cost and expense, execute and deliver any documents or agreements, and take any other actions, which the Original Trustee or the Series Trustee or their respective counsel may from time to time request in order to assure the Original Trustee or the Series Trustee of the benefits of the rights granted to the Trustee or the Series Trustee under the Indenture, as supplemented and amended by this Third Supplemental Indenture.

    Section 8.4  Effect of Recitals.  The recitals in this Third Supplemental Indenture are made by the Company and not by the Original Trustee or the Series Trustee, and neither the Original Trustee nor the Series Trustee shall be responsible for the validity or sufficiency hereof.

    Section 8.5  Ratification of Indenture.  The Indenture as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

    Section 8.6  Governing Law.  THIS FIRST SUPPLEMENTAL INDENTURE AND EACH SERIES SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

    Section 8.7  Counterparts.  This Third Supplemental Indenture may be executed in any number of separate counterparts each of which shall be an original; but such separate counterparts shall together constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

BOISE CASCADE CORPORATION
By:
Name: Title:
U.S. BANK TRUST NATIONAL ASSOCIATION, as Original Trustee
By:
Name: Title:
BNY WESTERN TRUST COMPANY, as Series Trustee
By:
Name: Title:

QuickLinks

ARTICLE I DEFINITIONS
ARTICLE II AMENDMENTS
ARTICLE III APPOINTMENT OF AND ACCEPTANCE BY SERIES TRUSTEE
ARTICLE IV GENERAL TERMS AND CONDITIONS OF THE SERIES SECURITIES
ARTICLE V EXPENSES
ARTICLE VI FORM OF SERIES SECURITY
BOISE CASCADE CORPORATION 7.50% SENIOR DEBENTURE DUE 2006
CERTIFICATE OF AUTHENTICATION
(FORM OF REVERSE OF DEBENTURE)
ASSIGNMENT
ARTICLE VII ORIGINAL ISSUE OF SERIES SECURITIES
ARTICLE VIII MISCELLANEOUS